Exhibit 10.13

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

FIRST AMENDMENT TO
GAS SALES AGREEMENT

This First Amendment to Gas Sales Agreement (“Amendment”) is made as of the 23rd day of May, 2016 between:

(1)
NFE North Holdings Limited, a Bermuda exempted limited liability company, with its registered address at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Seller”), as the assignee of New Fortress Energy LLC pursuant to the Deed of Assignment dated April 29, 2016; and

(2)	Jamaica Public Service Company Limited, a company organized under the laws of Jamaica with its registered address at 6 Knutsford Boulevard, Kingston 5, Jamaica (“Buyer”).

Seller and Buyer, including their successors in title, permitted assigns and permitted transferees, each a “Party” or collectively the “Parties”.

Whereas:

(A)
Seller and Buyer are parties to that certain Gas Sales Agreement dated August 5, 2015 (“Bogue GSA”) pursuant to which Seller agreed to sell and make available and Buyer agreed to pay for and take, or pay for if not taken, natural gas as Fuel for Buyer’s 2 x 1 combined cycle unit consisting of 2 x 40MW GE Frame 6B turbines (“Turbines”) located at the Bogue Power Station situated in Bogue Industrial Estate, Montego Bay, in the parish of St. James Jamaica (“Bogue”);

(B)
NFE South Holdings Limited, as Affiliate of Seller, and South Jamaica Power Company Limited, an Affiliate of Buyer, are parties to that certain Gas Sales Agreement dated February 29, 2016 (“Old Harbour GSA”) pursuant to which Seller agreed to sell and make available and Buyer agreed to pay for and take, or pay for if not taken, natural gas from a new LNG receiving and regasification terminal to be constructed by Buyer in Old Harbour, Jamaica;

(C)	Seller and Buyer executed a First Amendment to Gas Sales Agreement on February 29, 2016, and again on April 29, 2016, which amendments were rejected by the OUR and are void ab initio; and

(D)
Seller and Buyer desire to and do hereby amend the Bogue GSA to reflect new and revised terms and conditions in connection with the execution of the Old Harbour GSA and consistent with communications with the OUR.

Now it is hereby agreed that the Bogue GSA shall be amended as follows.  Terms not defined herein shall have the meaning given to such terms in the Bogue GSA.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

1.          Amendment Effective Date

This Amendment shall become effective immediately upon its approval by the OUR (“Amendment Effective Date”).  If this Amendment has not been approved by the OUR by June 15, 2016, Seller may terminate this Amendment by providing written notice to Buyer.

2.          Revisions to Definitions in Article 1

2.1	From the Amendment Effective Date until [**], the maximum “Breakage Costs” [**].

2.2	Effective on [**], the maximum “Breakage Costs” [**].

2.3	The definition of “Gas Price Index” in the Bogue GSA shall be deleted and replaced with the following:

““Gas Index Price” with respect to any Day means the final settlement price (in USD per MMBtu) for the New York Mercantile Exchange’s Henry Hub natural gas futures contract for the Month that is one (1) calendar month prior to the Month in which the Day occurs.”

2.4	The definition of “Guaranteed Throughput Amount” shall be deleted and replaced with the following:

“Guaranteed Throughput Amount” means, [**].”

2.5	The definition of “Net Gas Costs” in the Bogue GSA shall be deleted and replaced with the following:

““Net Gas Costs” means (i) the quantity of Gas that was to be used by Seller to produce LNG and supply Gas hereunder but that is no longer needed due to a schedule adjustment pursuant to Section 7.2, multiplied by [**].”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

2.6	The definition of “Taxes” in the Bogue GSA shall be deleted and replaced with the following:

“‘Taxes” means any form of taxation, including, but not limited to, statutory, governmental, supra-governmental, state, principal, local governmental or municipal impositions, royalties, duties, imposts, fees, charges, contributions, levies, tariffs and rates (including, without limitation, all employment taxes, national insurance contributions, General Consumption Tax, Special Consumption Tax, and other consumption taxes), and all penalties, charges, costs and interest payable in connection with any failure to pay or delay in paying them and any associated deductions or withholdings of any sort.”

2.7	The definition of “Variable Rate” shall be deleted and replaced with the following:

““Variable Rate” means [**].”

2.8	A definition of “Licence” shall be inserted in the Bogue GSA as follows:

““Licence” means the Electricity Licence, 2016 issued to Buyer or such other licence issued to Buyer or an Affiliate of Buyer to operate generation facilities in St. James Jamaica pursuant to the Electricity Act of Jamaica.”

2.9	A definition of “Month” shall be inserted in the Bogue GSA as follows:

““Month” means a calendar month, commencing at 0000 hours on the first Day of such calendar month and finishing one second before 0000 hours on the last Day of such calendar month.”

2.10	A definition of “Old Harbour Commercial Operations Date” shall be inserted in the Bogue GSA as follows:

““Old Harbour Commercial Operation Date” means the “Commercial Operation Date” as set forth in the Old Harbour GSA.”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

2.11	A definition of “Take-or-Pay Contract” shall be inserted in the Bogue GSA as follows:

““Take-or-Pay Contract” means a contract for the sale of Gas from Seller’s Facilities by Seller or Seller’s Affiliate with (a) such Gas solely for consumption on the island of Jamaica, (b) an initial term of commitment of at least (3) years, (c) a provision requiring the buyer to take and pay for, or pay for if not taken, a minimum quantity of Gas in each year of the initial term, (d) credit terms no less favorable to the Seller than included in this Agreement, and (e) designated by the Seller in writing as “Take-or-Pay Contract”.  For the avoidance of doubt, this Agreement shall constitute a “Take-or-Pay Contract” but “Take-or-Pay Contract” shall not include the Old Harbour GSA or any contract for the sale of LNG or Gas by Seller or Seller’s Affiliate (i) to a buyer or end-user off the island of Jamaica, or (ii) where such LNG or Gas is to be consumed or transported by a ship or other marine or waterbourne vessel.”

3.          Revisions to Contract Period in Article 3

The text after the heading of Section 3 of the Bogue GSA shall be deleted and replaced with the following:

“This Agreement shall commence on the Effective Date and, unless terminated earlier under the terms of Article 18, shall continue for a term on and including June 30, 2038.  Buyer and Seller may mutually agree to extend the term for an additional five (5) years at least one (1) year in advance, subject to the approval of the OUR, either

(i)          at a Demand Charge of $0.00, in which case Buyer shall bear all costs associated with operating and maintaining Seller’s Facilities, or alternatively

(ii)          at a Demand Charge to be agreed, in which case Seller shall bear all costs associated with operating and maintaining Seller’s Facilities. (such term, including any extension thereof as approved by the OUR, the “Contract Period”).”

4.          Revisions to Nominations in Article 7

4.1	From the Amendment Effective Date until [**], the “Nomination Deadline” in Section 7.1 shall be [**] to [**].

4.2	Effective on [**], the “Nomination Deadline” in Section 7.1 shall be [**] to [**].

4.3	Effective on [**], the phrase “[**]” in Section 7.2.1 shall be replaced with the phrase “[**]” and all instances of the phrase “[**]” in Section 7.2.1 shall be replaced with “[**]”.

5.          Revisions to Gas Price Elements in Article 9

5.1	The first sentence of Section 9.2 of the Bogue GSA shall be deleted and replaced with the following:

“Except as set forth in Section 12.5.3, the “Demand Change” with respect to a Billing Period shall equal [**].”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

5.2	The text of Section 9.5 of the Bogue GSA shall be deleted and replaced with the following:

“[**].”

6.          Revisions to Assignment and Security in Article 16

6.1	The text “Except as provided in Section 16.3 or 16.4” of Section 16.1 of the Bogue GSA shall be deleted and replaced with the following:

Except as provided in Section 16,3, 16.4 or 16.5

6.2	The text of Section 16.4 of the Bogue GSA shall be deleted and replaced with the following:

“Either Party shall be entitled to transfer its rights and obligations under this Agreement, upon notice to the other, to any of its Affiliates, provided that the Assigning Party provides a guaranty in favor of the Non-Assigning Party, in a form reasonably acceptable to the Non-Assigning Party, of the assignee’s obligations under this Agreement, provided, however, that Seller shall be entitled to transfer its rights and obligations under this Agreement to any of its Affiliates for general corporate purposes without providing such a guaranty if such transferee is of the same or better credit quality as the transferor, provided further that Buyer shall be entitled to transfer its rights and obligations under this Agreement to any of its Affiliates in the event Buyer ceases to operate the Turbines at Bogue and the Affiliated assignee is authorized under a Licence to construct a generation facility in St. James, Jamaica with inlet flange constructed to accept Gas from the Delivery Point at such facility, which facility will be capable of utilizing at least the Guaranteed Throughput Amount of Gas to generate electricity.”

6.3	The following shall be added as Section 16.5 of the Bogue GSA:

“Save as provided in Section 16.4, with the prior written consent of Seller, which consent shall not be unreasonably withheld, Buyer shall be entitled to transfer its rights and obligations under this Agreement, to any third party in the event Buyer ceases to operate the Turbines at Bogue and fails to construct replacement generation at Bogue pursuant to the Licence and such third party is authorized under the Electricity Act to construct a generation facility with inlet flange constructed to accept Gas from the Delivery Point at such facility.”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

6.4	For the avoidance of doubt, nothing in this Amendment shall require Seller to construct additional facilities, or modify the facilities, at or around the Delivery Point.

7.          Revisions to Covenants in Article 19

7.1
The heading of Article 19 shall be changed from “Buyer Covenants” to “Buyer and Seller Covenants”.  The current text of Article 19 shall be renumbered as Section 19.1 with the heading “Buyer Covenants”.

7.2	A new Section 19.2 shall be added with the heading “Seller Covenants on Additional Customers”, the text of which shall read:

“[**].”

7.3	A new Section 19.3 shall be added with the heading “Seller Covenants on Additional Uses”, the text of which shall read:

“To the extent Seller’s Facilities dedicated to the supply of natural gas to Bogue are utilized to supply natural gas to other customers (including those listed on Schedule 11), a mutually agreed on price adjustment to be reasonably determined at the time, will be passed on to JPS and ultimately to JPS’s customers.”

7.4	A new Section 19.3 shall be added with the heading “Gas Supply Source”, the text of which shall read:

“No later than the Commercial Operation date, Seller shall provide written notice to JPS of the supply source or sources for the LNG to be supplied to Bogue, which source or sources may be updated from time to time.”

8.          Revisions to Schedules

8.1	An updated Schedule 2, which includes examples of the Gas Index Price calculations based on the revisions in this Amendment, is attached hereto and shall replace Schedule 2 of the Bogue GSA.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

8.2	Updated versions of Schedule 3, Schedule 5, and Schedule 6 are attached hereto and shall replace Schedule 3, Schedule 5, and Schedule 6 of the Bogue GSA

8.3	Schedule 11 attached hereto shall become Schedule 11 to the Bogue GSA.

9.          Miscellaneous

9.1
This Amendment shall be read as one with the Bogue GSA and all these agreements shall be read and construed and operate as if they were one agreement and shall continue in full force and effect as the legal, valid and binding obligations of the parties hereto.

9.2	This Amendment may be executed in multiple identical counterparts, each of which shall have the force and effect of an original and all of which shall constitute but one and the same agreement.

[Remainder of page intentionally left blank.]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

As witness whereof this Amendment has been duly executed on behalf of each of the Parties on the day and year first before written.

SIGNED by

/s/ Ken Nicholson
Ken Nicholson, Managing Director
Director
on behalf of:
NFE North Holdings Limited

SIGNED by

/s/ Kelly Tomblin
Kelly Tomblin, President & CEO
on behalf of:
Jamaica Public Service Company Limited

Signature Page to Gas Sales Agreement Amendment

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Schedule 2

Example of Calculations

[**]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Schedule 3

Seller’s Facilities

1.	Micro-LNG Terminal located at Berth #1 at the Port at Montego Bay, Jamaica

2.	Natural gas supply pipeline beginning at the Micro-LNG Terminal located at Berth #1, Montego Bay, Jamaica and terminating at the Delivery Point

3.	Metering and other measurement equipment (such as for Gas quality and composition)located at the origin of the natural gas supply pipeline and the Seller’s side of the Delivery Point

4.	Marine LNG carriers

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Schedule 5

Site Layout and Major Equipment List

See “Site Layout” attached

Major Equipment List

7 x 265k gallon tanks

Tank loading manifold

Tank off-loading manifold

Truck loading bay

Regas manifold

3 tank pumps

4 ISO pumps

3 x 50% regas skids

Control room

Plant controls

Emergency Flare

Nitrogen skid

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Schedule 6

Gas Quality Specifications

1.	Pressure of at least 300 psig

2.	Temperature of at least 50°F

3.	See “Specification for Fuel Gases for Combustion in Heavy-Dusty Gas Turbines” GEI 41040m, Revised, January 2011, attached.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Schedule 11

[**]